UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

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[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

Direxion Shares ETF Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EXPLANATORY NOTE

We are filing this amended definitive proxy statement (the “Amended Definitive Proxy Statement”) to update shareholder contact information contained in the Definitive Proxy Statement on Schedule 14A previously filed on December 10, 2021 (the “Original Filing”) in connection with the Special Meeting of Shareholders to be held on March 11, 2022. We will print and distribute to our shareholders the Amended Definitive Proxy Statement in lieu of the Original Filing.

DIREXION SHARES ETF TRUST

1301 Avenue of the Americas, 28th Floor

New York, NY 10019

December 10, 2021

Dear Shareholders:

You are being asked to vote on a proposal related to the Direxion Shares ETF Trust (the “Trust”) at a Special Meeting of Shareholders (“Special Meeting”) of each fund organized as a series of the Trust (each a “Fund” and collectively, the “Funds”). The Special Meeting is to be held at 241 N. Broadway, Suite 202, Milwaukee, WI 53202 on March 11, 2022, at 10 a.m. Central Time. The enclosed documents explain the proposal.

As discussed in more detail in the enclosed Proxy Statement, you are being asked to elect eight trustees to the Board of Trustees of the Trust (the “Board”). The election of the eight nominees includes six nominees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, and two that are “interested persons.” If elected, the six “non-interested persons” would serve on the Board as “Independent Trustees.”

The Trust’s Board has unanimously approved the proposal and recommends that you vote FOR the proposal described in the Proxy Statement.

We encourage you to read the attached Proxy Statement in full. Following this letter are questions and answers regarding this proxy solicitation. The information is designed to help you cast your vote as a shareholder of the Funds, and is being provided as a supplement to, and not a substitute for, your proxy materials.

The Notice of Special Meeting of Shareholders, the accompanying Proxy Statement, and the proxy card for the Funds are enclosed. Please read them carefully. If you are unable to attend the Special Meeting, we urge you to sign, date, and return the proxy card (or vote by Internet or telephone) so that your shares may be voted in accordance with your instructions. Voting your shares in a timely manner helps the Funds avoid additional costs.

Your vote is important to us. Thank you for taking the time to consider this important proposal.

Sincerely yours,

Angela Brickl

Secretary

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

OF

DIREXION SHARES ETF TRUST

Direxion Auspice Broad Commodity Strategy ETF

Direxion Flight to Safety Strategy ETF

Direxion Russell 1000® Value Over Growth ETF

Direxion Russell 1000® Growth Over Value ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Work From Home ETF

Direxion Moonshot Innovators ETF

Direxion World Without Waste ETF

Direxion Dynamic Hedge ETF

Direxion Fallen Knives ETF

Direxion Hydrogen ETF

Direxion Low Priced Stock ETF

Direxion Nanotechnology ETF

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily S&P 500® Bull 2X Shares

Direxion Daily CSI 300 China A Share Bull 2X Shares

Direxion Daily CSI China Internet Index Bull 2X Shares

Direxion Daily MSCI Brazil Bull 2X Shares

Direxion Daily MSCI India Bull 2X Shares

Direxion Daily Russia Bull 2X Shares

Direxion Daily Cloud Computing Bull 2X Shares

Direxion Daily Cloud Computing Bear 2X Shares

Direxion Daily Energy Bull 2X Shares

Direxion Daily Energy Bear 2X Shares

Direxion Daily Gold Miners Index Bull 2X Shares

Direxion Daily Gold Miners Index Bear 2X Shares

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Direxion Daily 5G Communications Bull 2X Shares

Direxion Daily Travel & Vacation Bull 2X Shares

Direxion Daily Global Clean Energy Bull 2X Shares

Direxion Daily Select Large Caps & FANGs Bull 2X Shares

Direxion Daily US Infrastructure Bull 2X Shares

Direxion Daily Mid Cap Bull 3X Shares

Direxion Daily S&P 500® Bull 3X Shares

Direxion Daily S&P 500® Bear 3X Shares

Direxion Daily Small Cap Bull 3X Shares

Direxion Daily Small Cap Bear 3X Shares

Direxion Daily S&P 500® High Beta Bull 3X Shares

Direxion Daily S&P 500® High Beta Bear 3X Shares

Direxion Daily FTSE China Bull 3X Shares

Direxion Daily FTSE China Bear 3X Shares

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Direxion Daily FTSE Europe Bull 3X Shares

Direxion Daily MSCI Mexico Bull 3X Shares

Direxion Daily MSCI South Korea Bull 3X Shares

Direxion Daily Aerospace & Defense Bull 3X Shares

Direxion Daily S&P Biotech Bull 3X Shares

Direxion Daily S&P Biotech Bear 3X Shares

Direxion Daily Consumer Discretionary Bull 3X Shares

Direxion Daily Financial Bull 3X Shares

Direxion Daily Financial Bear 3X Shares

Direxion Daily Healthcare Bull 3X Shares

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Direxion Daily Industrials Bull 3X Shares

Direxion Daily Dow Jones Internet Bull 3X Shares

Direxion Daily Dow Jones Internet Bear 3X Shares

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Direxion Daily MSCI Real Estate Bull 3X Shares

Direxion Daily MSCI Real Estate Bear 3X Shares

Direxion Daily Regional Banks Bull 3X Shares

Direxion Daily Retail Bull 3X Shares

Direxion Daily Semiconductor Bull 3X Shares

Direxion Daily Semiconductor Bear 3X Shares

Direxion Daily Technology Bull 3X Shares

Direxion Daily Technology Bear 3X Shares

Direxion Daily Transportation Bull 3X Shares

Direxion Daily Utilities Bull 3X Shares

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Direxion Daily 20+ Year Treasury Bull 3X Shares

Direxion Daily 20+ Year Treasury Bear 3X Shares

(each a “Fund” and collectively, the “Funds”)

241 N. Broadway, Suite 202

Milwaukee, WI 53202

(866) 476-7523

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of the Direxion Shares ETF Trust (the “Trust”) and each Fund organized as a series of the Trust, will be held at the offices of Rafferty Asset Management, LLC (“Rafferty”), 241 N. Broadway, Suite 202, Milwaukee, WI 53202 on March 11, 2022, at 10 a.m. Central Time. The Special Meeting is being held to elect eight Trustees to the Trust’s Board of Trustees.

You are entitled to vote at the Special Meeting and any adjournment thereof if you owned shares of the Funds at the close of business on December 3, 2021. If you attend the Special Meeting, you may vote your shares at the meeting. Whether or not you intend to attend the Special Meeting, you may vote in any of the following ways:

(1)

Internet: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

(2)

Telephone: Have your proxy card available. You may vote by telephone by calling the toll-free number on your proxy card. Enter the control number on the proxy card and follow the instructions provided. (A confirmation of your telephone vote will be mailed to you.); or

(3)	Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 11, 2022 or Any Adjournment Thereof. This Notice and the Proxy Statement are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of the

Direxion Shares ETF Trust,

Angela Brickl

Secretary

Direxion Shares ETF Trust

Dated: December 10, 2021

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE NEED FOR FOLLOW-UP MAIL AND TELEPHONE SOLICITATION, PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that you vote even if your account was closed after the December 3, 2021 Record Date.

Shareholders are invited to attend the Special Meeting. Any shareholder who does not expect to attend the Special Meeting is urged to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. If you sign, date and return the proxy card but give no instructions, your shares will be voted “FOR” the Proposals described above and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxy.

Alternatively, you may vote your proxy on the Internet or by telephone in accordance with the instructions on the enclosed proxy card. Any shareholder proposal submitted to a vote at the Special Meeting may be voted only in person or by written proxy.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.

Only one proxy statement will be sent to two or more shareholders who share an address, unless such a shareholder writes or calls Rafferty Asset Management, LLC, 1301 Avenue of the Americas, 28th Floor, New York, NY 10019; (866) 476-7523.

Notice to Corporations and Partnerships: Proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy card(s) will not be voted.

DIREXION SHARES ETF TRUST

Important Information to Help You Understand

and Vote on the Proposal

Please read the information in the proxy statement that follows the questions and answers below. We appreciate you placing your trust in the Direxion Shares ETF Trust and look forward to helping you achieve your financial goals.

Why am I receiving this proxy statement?

This proxy statement seeks your approval as a shareholder of a Fund that is a series of the Direxion Shares ETF Trust (the “Trust”) regarding the election of Trustees to the Trust’s Board of Trustees (the “Board”). On December 3, 2021, you owned shares of a Fund or Funds and, as a result, have a right to vote on the proposal.

What proposal am I being asked to vote on?

You are being asked to vote on the proposal to elect eight trustees, David L. Driscoll, Jacob C. Gaffey, Henry W. Mulholland, Kathleen M. Berkery, Carlyle Peake, Mary Jo Collins, Angela Brickl and Daniel D. O’Neill (the “Nominees”) to the Trust’s Board. Messrs. Driscoll, Gaffey, Mulholland, and O’Neill and Ms. Berkery are current members of the Trust’s Board. Mr. Peake and Mses. Collins and Brickl are not current members of the Board. The proxy statement describes the proposal in more detail.

Why am I being asked to elect eight Trustees?

The Trust and each Fund are overseen by the Board. The Board is recommending that shareholders of each Fund elect eight Trustees, six of whom are not “interested persons of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), and two of whom are considered to be “interested persons.” Therefore, if elected, the non-interested Nominees would serve on the Board as “Independent Trustees” under the 1940 Act, which is one of the federal securities laws governing the Funds. Each Nominee that is an interested person would serve as an “Interested Trustee.”

What role does the Board play?

The Trustees act as shareholder representatives. They have an obligation to serve the best interests of shareholders. The Trustees review each Fund’s performance, oversee the Trust and the Funds’ activities and review contractual arrangements with companies that provide services to the Trust and Funds.

Do Trustees receive compensation for their services?

Each Independent Trustee receives compensation for his or her service on the Board. Trustees that are not Independent Trustees do not receive compensation for their service on the Board. The proxy statement provides details about each Nominee and compensation paid to the Independent Trustees.

Who is paying for my shareholder meeting and proxy statement?

The Funds will bear the costs, fees and expenses incurred in connection with the proxy statement, except certain Funds are subject to an Operating Expense Limitation Agreement or Operating Services Agreement, under which Rafferty has contractually agreed to limit certain expenses of the Funds.

What is the required vote?

The proposal to elect eight Trustees to the Board requires the affirmative vote of a plurality of the shares voted at the Special Meeting in person or by proxy.

What happens if the shareholders do not elect the Trustees?

If the Funds’ shareholders do not elect the eight Trustees to the Board, the current members of the Board will continue to serve as Trustees.

How does the Board suggest I vote in connection with the proposal?

After careful consideration, the Board unanimously recommends that you vote FOR the proposal.

How do I vote my shares?

You can vote in any of the following ways:

Internet:	Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

Telephone:	Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the control number on the proxy card and follow the instructions provided (A confirmation of your telephone vote will be mailed to you.); or

Mail:	Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

How do I sign the proxy card if I vote by mail?

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

When and where will the Special Meeting be held?

The Special Meeting will be held at 241 N. Broadway, Suite 202, Milwaukee, WI 53202 on March 11, 2022, at 10 a.m. Central Time, and any adjournment or postponement will be held at the same location. If you plan to attend the Special Meeting in person, please call toll-free 1-866-476-7523.

Whom should I call for more information about the proxy statement?

For more information regarding the proxy statement of the Special Meeting, please call toll-free 1-866-476-7523.

DIREXION SHARES ETF TRUST

1301 Avenue of the Americas, 28th Floor, New York, NY 10019

(866) 476-7523

PROXY STATEMENT

Special Meeting of Shareholders

December 10, 2021

INTRODUCTION

This Proxy Statement is being furnished to the shareholders of the funds organized as series (each a “Fund” and collectively, the “Funds”) of the Direxion Shares ETF Trust (the “Trust”) in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof (“Special Meeting”) to be held on March 11, 2022, at 10 a.m. Central Time at the offices of Rafferty Asset Management, LLC (“Rafferty”), 241 N. Broadway, Suite 202, Milwaukee, WI 53202. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about December 20, 2021. As more fully described in this Proxy Statement, the purpose of the Meeting is to consider the election of eight Trustees to the Funds’ Board of Trustees (the “Board”).

OVERVIEW

Proposal: You are being asked to elect eight trustees, David L. Driscoll, Jacob C. Gaffey, Henry W. Mulholland, Kathleen M. Berkery, Carlyle Peake, Mary Jo Collins, Angela Brickl and Daniel D. O’Neill (the “Nominees”). Messrs. Driscoll, Gaffey, Mulholland, and O’Neill and Ms. Berkery are current members of the Trust’s Board. Mr. Peake and Mses. Collins and Brickl are not current members of the Board. No Nominee, with the exception of Mr. O’Neill and Ms. Brickl, is an “interested person” of the Trust or Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). Such non-interested persons are commonly referred to as “Independent Trustees.” Mr. O’Neill and Ms. Brickl, if elected, would each serve as an “Interested Trustee.” The Board is unanimously recommending that you approve the election of the Nominees.

VOTING INFORMATION

If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Funds, by the execution of a subsequently dated proxy or by attending the Special Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted “FOR” the Proposal (the “Proposal”) and “FOR” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

The close of business on December 3, 2021, has been established as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting (“Record Date”). As of the Record Date, the Funds had 592,819,935 shares outstanding, entitled to the same number of votes. Each share will be entitled to one vote at the Special Meeting. Exhibit A lists the control persons and principal shareholders of the Funds.

Quorum and Adjournment: The presence at the Special Meeting, in person or by proxy, of shareholders entitled to cast one-third of the Funds’ outstanding shares are required for a quorum for the Proposal. In the event that a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Special Meeting to permit further solicitation of proxies. The affirmative vote of less than one-third of the votes entitled to be cast represented in person or by proxy is sufficient for adjournment. In such case, the persons named as proxies will vote those proxies “FOR” such an adjournment, except they will vote those proxies required to be voted against such item “AGAINST” such an adjournment. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.

Required Vote: The election of eight Trustees to the Board requires a plurality of the shares voted in person or by proxy.

The most recent Annual and Semi-Annual Reports for the Funds, including financial statements, previously have been furnished to shareholders. If you would like to receive additional copies of these reports free of charge, please write to the Direxion Shares ETF Trust, 1301 Avenue of Americas, 28th Floor, New York, NY 10019 or call toll-free at (866) 476-7523. The reports also are available on the Funds’ website at www.direxion.com and the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

PROPOSAL: ELECTION OF TRUSTEES FOR THE TRUST

The proposal relates to the election of eight Trustees to the Trust’s Board. The Board approved the nomination of eight individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Trustees of the Trust. Shareholders are asked to elect the Nominees as Trustees at the Special Meeting on March 11, 2022 or an adjournment thereof at which shareholder approval is obtained (whichever is later, the “Election Effective Date”), each to hold office for life until his or her successor is elected or he or she is removed, resigns or retires.

The Nominees are David L. Driscoll, Jacob C. Gaffey, Henry W. Mulholland, Kathleen M. Berkery and Daniel D. O’Neill, each of whom is a current member of the Trust’s Board. In addition, the Trust’s Board has nominated Carlyle Peake, Mary Jo Collins and Angela Brickl, each of whom is not currently a member of the Board. No Nominee, with the exception of Mr. O’Neill and Ms. Brickl, is an “interested person” of the Trust, as defined in the 1940 Act. Such non-interested persons are commonly referred to as “Independent Trustees.” Mr. O’Neill and Ms. Brickl, if elected, would each serve as an “Interested Trustee.”

The Trust’s Nominating and Governance Committee (the “Nominating Committee”), which consists solely of Independent Trustees, considered recommendations for Trustee nominees, and considered and reviewed the qualifications, experience, and background of each of the Nominees. Based upon this review, the Nominating Committee recommended each Nominee to the Trust’s Board as a candidate for nomination as an Independent Trustee or Interested Trustee. After discussion and consideration of the matter, the Board voted to nominate the Nominees for election by shareholders. Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

INFORMATION CONCERNING THE NOMINEES

The information below provides pertinent information about each of the Nominees. This information includes their principal occupations and present positions, including any affiliation with Rafferty Asset Management, LLC (“Rafferty”) or Foreside Fund Services, LLC (“Distributor”), the length of service to the Funds, and the position, if any, they hold on the board of trustees/directors of companies other than the Funds. Information concerning the Officers of the Funds is included in Exhibit B. The principal address of each Trustee and Officer is 1301 Avenue of the Americas, 28th Floor, New York, NY 10019.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	118	None.
Jacob C. Gaffey Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director, Loomis & Co., 2012-2019.	118	None.
Henry W. Mulholland Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Managing Partner, Grove Hill Partners LLC, since 2016.	118	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Kathleen M. Berkery Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Student Sponsor Partners, since November 2021; Senior Manager – Trust & Estates, Rynkar, Vail & Barrett, LLC, since 2018; Financial Advisor, Lee, Nolan & Koroghlian Life Planning Group, 2010-2017.	118	None.
Carlyle Peake Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	118	None.
Mary Jo Collins Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Managing Director, Imperial Capital LLC, since 2020; Director, Royal Bank of Canada, 2014-2020.	118	None.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 53	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019.	118	None.
Angela Brickl(2) Age: 45	Trustee,	Lifetime of Trust until removal or resignation; Since 2022	Chief Operating Officer, Rafferty Asset Management, LLC since May 2021; General Counsel,	118	None.
	Chief Compliance Officer	One Year; Since 2018	Rafferty Asset Management LLC, since October 2010; Chief Compliance
	Secretary	One Year; Since 2011	Officer, Rafferty Asset Management, LLC, since September 2012.
(1)	Mr. O’Neill is affiliated with Rafferty as he owns a beneficial interest in Rafferty and serves as an officer of Rafferty.
(2)	Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.
(3)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this Proxy Statement, offers for sale to the public 79 of the 106 funds registered with the SEC, the Direxion Funds which, as of the date of this Proxy Statement, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this Proxy Statement, does not have any funds registered with the SEC.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Independent Trustees

Mr. Driscoll has significant experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.

Mr. Gaffey has significant experience with providing investment banking and valuation services to various companies.

Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.

Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.

Mr. Peake has extensive global capital markets experience, as well as experience with client relations and sales of securities by issuers and investors and valuing, structuring, and negotiating complex debt issues for corporate and sovereign entities.

Ms. Collins has extensive experience evaluating credit risk of investment grade securities, including corporate bonds, preferred stocks, and hybrid securities, as well as managing relationships with retail and institutional investors.

Interested Trustees

Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Chief Executive Officer of Rafferty since 2021.

Ms. Brickl has extensive experience in the investment management business, including as General Counsel of Rafferty since 2010, Chief Compliance Officer of Rafferty since 2012 and Chief Operating Officer of Rafferty since 2021.

Board Duties and Board Structure

The Trust is governed by its Board. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the

Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty. The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s Chief Compliance Officer (“CCO”) and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Funds’ investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, U.S. Bancorp Fund Services, LLC (“USBFS”), the Funds’ administrator, or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds’ compliance program. Also, the Board receives regular reports, presentations and other information from Rafferty, including in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.

The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

The Independent Trustees constitute at least two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.

The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 106 separate series within the Trust, 12 separate series within the Direxion Funds and no separate series within the Direxion

Insurance Trust. The same persons who constitute the Board also constitute the Boards of Trustees of the Direxion Funds and the Direxion Insurance Trust.

The Board holds four regularly scheduled meetings each year and the Independent Trustees hold one additional meeting in connection with the annual contract renewals. During the fiscal year ended October 31, 2021, the Board held four meetings and the Independent Trustees held one additional meeting. The Board may hold special meetings, as needed, to address matters arising between regular meetings. During a portion of each meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed.

The Trustees of the Trust are identified in the tables above, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this Proxy Statement. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019.

Board Committees

The Trust has an Audit Committee, currently consisting of Messrs. Driscoll, Gaffey, and Mulholland and Ms. Berkery, each of whom is an Independent Trustee. The primary responsibilities of the Trust’s Audit Committee are set forth in its charter, which include making recommendations to the Board as to the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors), supervising investigations into matters relating to audit matters, reviewing with the independent registered public accounting firm of the results of audits, and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.

The Trust also has a Nominating and Governance Committee, currently consisting of Messrs. Driscoll, Gaffey and Mulholland and Ms. Berkery, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board and to communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. In evaluating Board member candidates, the Nominating and Governance Committee considers the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. In order to be considered by the Nominating and Governance Committee, any shareholder recommendation must include the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met three times during the Trust’s most recent fiscal year. The Nominating and Governance Committee has a charter, which is attached to this Proxy Statement as Exhibit C.

The Trust has a Qualified Legal Compliance Committee, currently consisting of Messrs. Driscoll, Gaffey and Mulholland and Ms. Berkery, each of whom is an Independent Trustee. The primary responsibility of the Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Audit Committee serves as the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

Nominee Ownership of Shares of the Funds

Dollar Range of Equity Securities Owned:	Interested Trustees:		Independent Trustees:
	Daniel O’Neill	Angela Brickl	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery	Carlyle Peake	Mary Jo Collins

Direxion Auspice Broad Commodity Strategy ETF	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Flight to Safety Strategy ETF	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Russell 1000® Value Over Growth ETF	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Russell 1000® Growth Over Value ETF	$0	$0	$0	$0	$0	$0	$0	$0
Direxion NASDAQ-100® Equal Weighted Index Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Work From Home ETF	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Moonshot Innovators ETF	Over $100,000	$0	$0	$0	$0	$0	$0	$0
Direxion World Without Waste ETF	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Dynamic Hedge ETF	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Fallen Knives ETF	Over $100,000	$0	$0	$0	$0	$0	$0	$0
Direxion Hydrogen ETF	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Low Priced Stock ETF	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Nanotechnology ETF	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P 500® Bear 1X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily CSI 300 China A Share Bear 1X Shares	$0	$0	$0	$0	$0	$0	$0	$0

Direxion Daily S&P 500® Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily CSI 300 China A Share Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily CSI China Internet Index Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Brazil Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI India Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Russia Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Cloud Computing Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Energy Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Energy Bear 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Gold Miners Index Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Gold Miners Index Bear 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Junior Gold Miners Index Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Junior Gold Miners Index Bear 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily 5G Communications Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Travel & Vacation Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Global Clean Energy Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily US Infrastructure Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Mid Cap Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P 500® Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P 500® Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Small Cap Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Small Cap Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P 500® High Beta Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P 500® High Beta Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0

Direxion Daily FTSE China Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily FTSE China Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Emerging Markets Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily FTSE Europe Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Mexico Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI South Korea Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Aerospace & Defense Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P Biotech Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P Biotech Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Consumer Discretionary Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Financial Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Financial Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Healthcare Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0

Direxion Daily Homebuilders & Supplies Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Industrials Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Dow Jones Internet Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Dow Jones Internet Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Real Estate Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Real Estate Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Regional Banks Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Retail Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Semiconductor Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Semiconductor Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Technology Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Technology Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Transportation Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0

Direxion Daily Utilities Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily 7-10 Year Treasury Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily 20+ Year Treasury Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Direxion Daily 20+ Year Treasury Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	$0	$0	$0	$0	$0	$0	$0

(1)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this Proxy Statement, offers for sale to the public 79 of the 106 funds registered with the SEC, the Direxion Funds which, as of the date of this Proxy Statement, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this Proxy Statement, does not have any funds registered with the SEC.

No officer of the Trust beneficially owns shares of any of the Funds. As of November 30, 2021, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

No Trustee or the Nominee, with the exception of Mr. O’Neill, has any beneficial ownership in the Trust’s investment adviser, Rafferty, its principal underwriter or any entity directly or indirectly controlling, controlled by, or under common control with the investment advisor or principal underwriter of the Trust. Mr. O’Neill has a beneficial ownership interest in the Trust’s investment adviser, Rafferty.

Compensation

As of October 31, 2021, each Trustee of the Direxion Family of Investment Companies who is not an employee of Rafferty or its affiliates receives an annual fee of $142,500 per year for their services as a Trustee for the Direxion Family of Investment Companies. If Mr. Peake and Ms. Collins

are elected to the Trust’s Board, they will receive the same annual compensation as the other Independent Trustees. If Ms. Brickl is elected to the Trust’s Board, she will not receive compensation as she will be an Interested Trustee.

Because Rafferty and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust and the Funds, the Funds do not require employees. No officer, director or employee of Rafferty receives any compensation from the Trust or Funds for acting as a director or officer.

The following table shows the compensation earned by each Trustee for the Funds in the Trust for the Funds’ fiscal year end of October 31, 2021.

Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustee
Daniel D. O’Neill	$0	$0	$0	$0
Independent Trustees
David L. Driscoll	$106,875	$0	$0	$142,500
Jacob C. Gaffey	$106,875	$0	$0	$142,500
Henry W. Mulholland	$106,875	$0	$0	$142,500
Kathleen M. Berkery	$106,875	$0	$0	$142,500

(1)	Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this Proxy Statement, offers for sale to the public 79 of the 106 funds registered with the SEC, the Direxion Funds which, as of the date of this Proxy Statement, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this Proxy Statement, does not have any funds registered with the SEC.

REQUIRED VOTE

The proposal to elect a new Trustee to the Board requires the affirmative vote of a plurality of the shares voted at the Special Meeting in person or by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” THE PROPOSAL

INFORMATION ABOUT THE TRUST’S INDEPENDENT ACCOUNTANT

The Trust’s financial statements for the fiscal year ended October 31, 2020 were audited by Ernest & Young (“E&Y”) of New York, NY, which serves as the Trust’s independent public accountant. E&Y has informed the Trust and the Funds that it has no material direct or indirect financial interest in the Trust or Funds. In the opinion of the Board, the services provided by E&Y are compatible with maintaining the independence of the auditors. The Board appointed E&Y as the independent accountant for the Trust for the fiscal year ending October 31, 2021. Representatives of E&Y have been given the opportunity to make a statement if they so desire and are not expected to be present at the Meeting.

Audit Fees

The aggregate fees billed by the Trust’s independent public accountant, E&Y, for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $1,227,556 for the fiscal period ended October 31, 2020, and $1,337,875 for the fiscal period ended October 31, 2021.

Audit-Related Fees

There were no aggregate fees E&Y billed to the Trust for assurance and other related services that are reasonably related to the performance of the Trust’s audit and are not reported under “Audit Fees” above for the fiscal years ended October 31, 2020, and October 31, 2021. The aggregate fees E&Y billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0 for the fiscal period ended October 31, 2020, and $0 for the fiscal period ended October 31, 2021.

Tax Fees

The aggregate tax fees E&Y billed to the Trust for tax compliance, tax advice, and tax planning services were $660,503 for the fiscal period ended October 31, 2020, and $309,665 for the fiscal period ended October 31, 2021. There were no aggregate tax fees E&Y billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal years ended October 31, 2020, and October 31, 2021.

All Other Fees

For the fiscal years ended October 31, 2020, and October 31, 2021 the Trust did not pay E&Y any other fees (including non-audit fees). E&Y did not bill the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment advisor any fees for any other services directly related to the operations and financial reporting of the Trust for the fiscal years ended October 31, 2020, and October 31, 2021.

Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting (except to the extent that the Trust relies upon exemptive relief from the in-person meeting requirement). The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust’s Audit Committee pre-approved all fees described above which E&Y billed to each Fund within the Trust.

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Trust.

SOLICITATION OF PROXIES

The solicitation of proxies will be made primarily by mail but may also be made by telephone by Rafferty and Broadridge Investor Communication Solutions, Inc./Broadridge Financial Solutions, Inc. (“Broadridge”), professional proxy solicitors, who will be paid fees and expenses of approximately $872,435.21 for soliciting services. All expenses in connection with preparing this Proxy Statement and its enclosures and solicitation expenses that relate to the Proposal will be borne by the Funds. Rafferty has contractually agreed to limit certain expenses of the Funds as part of its Operating Expense Limitation Agreement or Operating Services Agreement, as applicable.

If votes are recorded by telephone, Rafferty and/or Broadridge will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholder instructions have been properly recorded. Shareholders also may vote through a secure Internet site or by mail. Proxies by Internet or telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

INFORMATION ABOUT SERVICE PROVIDERS

Rafferty, 1301 Avenue of the Americas, 28th Floor, New York, NY 10019, serves as the investment adviser for each Fund in the Trust. As of November 30, 2021, Rafferty had approximately $28.6 billion of assets under management. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the Funds’ distributor. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as the Funds’ administrator.

PAYMENTS OF COMMISSIONS TO AFFILIATED BROKERS

During the fiscal year ended October 31, 2021, the Funds made no payments of commissions to brokers affiliated with a Fund to execute portfolio transactions.

COMMUNICATIONS WITH TRUSTEES

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Trust, c/o Rafferty Asset Management, LLC, 1301 Avenue of the Americas, 28th Floor, New York, NY 10019, and all communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

SHAREHOLDER PROPOSAL

As a general matter, the Trust and the Funds do not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds’ shareholders should send such proposals to the Direxion Shares ETF Trust at 1301 Avenue of the Americas, 28th Floor, New York, NY 10019, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Funds’ proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

By order of the Board of Trustees,

Angela Brickl

Secretary

Direxion Shares ETF Trust

Dated: December 10, 2021

Exhibit A

Control Persons and Principal Holders of Securities

Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company. Listed below are shareholders who owned of record or were known by the funds to own beneficially five percent or more of the outstanding shares of a class of the Fund as of November 15, 2021.

  Direxion Daily Technology Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	23.86%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	20.75%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.19%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	10.62%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	9.68%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.36%	Record

  Direxion Daily Semiconductor Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	25.00%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	17.22%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	15.91%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	8.50%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.99%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.21%	Record

  Direxion Daily 20+ Treasury Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	21.20%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	17.60%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	11.73%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.12%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	10.63%	Record
Apex Clearing Corp. 1700 Pacific Avenue Suite 1400 Dallas, TX 75201	N/A	N/A	9.07%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.35%	Record

  Direxion Daily 7-10 Treasury Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	The Charles Schwab Corporation	DE	27.48%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.16%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	9.87%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	9.38%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	8.63%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	7.11%	Record
Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	N/A	N/A	6.85%	Record

  Direxion Daily 7-10 Year Treasury Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	Interactive Brokers Group, Inc.	DE	30.82%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.10%	Record
The Bank of New York Mellon One Wall Street New York, NY 10286	N/A	N/A	10.55%	Record
Apex Clearing Corp. 1700 Pacific Avenue Suite 1400 Dallas, TX 75201	N/A	N/A	8.42%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	7.13%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	6.36%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	5.20%	Record

  Direxion Daily Mid Cap Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	26.53%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	20.58%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	20.18%	Record
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	N/A	N/A	5.02%	Record

  Direxion Daily MSCI Real Estate Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	19.94%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.53%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	12.73%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	10.27%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	8.86%	Record

  Direxion Daily FTSE China Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	21.00%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.44%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	11.89%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	6.71%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.44%	Record

  Direxion Daily Small Cap Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	26.15%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	24.93%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.84%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.91%	Record

  Direxion Daily S&P 500® Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	21.72%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	15.19%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	14.74%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.88%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	5.94%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.85%	Record

  Direxion Daily CSI 300 China A Share Bear 1X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	JPMorgan Chase & Co.	DE	90.93%	Record

  Direxion Daily S&P 500® Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	41.11%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	11.55%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.42%	Record
Goldman Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	8.95%	Record

  Direxion NASDAQ-100® Equal Weighted Index Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	The Charles Schwab Corporation	DE	32.85%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	14.26%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	5.71%	Record

  Direxion Daily FTSE Europe Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	22.97%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	16.93%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.44%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	11.26%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	6.03%	Record

  Direxion Daily MSCI South Korea Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	39.56%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	14.16%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	8.63%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	8.38%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	6.30%	Record

  Direxion Daily Financial Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	19.09%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.95%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	17.76%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.79%	Record
Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	N/A	N/A	5.74%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.44%	Record

  Direxion Daily Healthcare Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	25.26%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	15.84%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.84%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	8.08%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	7.85%	Record
Goldman Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	7.03%	Record

  Direxion Daily CSI China Internet Index Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	24.86%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	16.80%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.04%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	10.42%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	5.97%	Record

  Direxion Daily Russia Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.58%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	14.10%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.45%	Record
Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	N/A	N/A	7.59%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.47%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	6.42%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	5.77%	Record

  Direxion Daily MSCI Emerging Markets Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	19.72%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.92%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	10.85%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.70%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	6.54%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	5.87%	Record
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	N/A	N/A	5.28%	Record

  Direxion Daily S&P Biotech Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	21.76%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	19.61%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.02%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	9.91%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.53%	Record

  Direxion Daily MSCI India Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	20.63%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	17.13%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	16.88%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	10.09%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.33%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	6.95%	Record

  Direxion Daily Homebuilders & Supplies Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	29.73%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	16.38%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	15.32%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	9.51%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	6.67%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.11%	Record

  Direxion Daily CSI 300 China A Share Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	17.95%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.69%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	13.69%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	8.89%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	8.74%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	6.58%	Record
Apex Clearing Corp. 1700 Pacific Avenue Suite 1400 Dallas, TX 75201	N/A	N/A	5.13%	Record

  Direxion Auspice Broad Commodity Strategy ETF

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	The Charles Schwab Corporation	DE	31.22%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	28.40%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	21.61%	Record

  Direxion Daily Aerospace & Defense Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	24.91%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.76%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	11.25%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	9.52%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.19%	Record
Robinhood Financial LLC 85 Willow Road Menlo Park, CA 94025	N/A	N/A	5.99%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.36%	Record

  Direxion Daily Industrials Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	31.13%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	20.18%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	12.79%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.72%	Record

  Direxion Daily S&P 500® Bear 1X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	TD Ameritrade Online Holdings Corporation	DE	31.64%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	20.25%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	17.53%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.12%	Record

  Direxion Daily Transportation Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership

National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	25.13%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.31%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	15.15%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	11.27%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	6.05%	Record

  Direxion Daily Utilities Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Futu Clearing Inc. 720 University Avenue Suite 103 Palo Alto, CA 94301	N/A	N/A	18.38%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.16%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	10.37%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	8.21%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	7.88%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	6.37%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	5.33%	Record

  Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.54%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.69%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	10.38%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	9.49%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	9.03%	Record
Goldman Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	7.81%	Record

  Direxion Daily MSCI Emerging Markets Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citibank N.A. 388 Greenwich Street New York, NY 10013	Citigroup Financial Products Inc.	DE	34.56%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	10.91%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	8.05%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	7.10%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	5.82%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	5.39%	Record

  Direxion Daily Energy Bear 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	16.68%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	15.78%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	9.54%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	7.67%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	6.88%	Record
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	N/A	N/A	6.32%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	5.41%	Record

  Direxion Daily FTSE China Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	14.02%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.22%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	10.77%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	10.72%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	10.67%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	5.09%	Record

  Direxion Daily Consumer Discretionary Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	30.23%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	19.00%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.24%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	10.55%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	6.52%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.95%	Record

  Direxion Russell 1000® Growth Over Value ETF

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	39.10%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	12.13%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.90%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	6.57%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	5.39%	Record

  Direxion Russell 1000® Value Over Growth ETF

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	The Charles Schwab Corporation	DE	51.27%	Record
Canaccord Genuity Corporation Brookfield Place 161 Bay Street, Suite 3000 P.O. Box 516 Toronto, ON Canada M5J 2S1	N/A	N/A	10.23%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	5.95%	Record
Goldman Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	5.70%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	5.01%	Record

  Direxion Daily Dow Jones Internet Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	28.56%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	17.77%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	16.44%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	11.63%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.93%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	5.21%	Record

  Direxion Daily MSCI Brazil Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	15.54%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	13.98%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	11.03%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	10.73%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	6.59%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.63%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.47%	Record

  Direxion Daily Regional Banks Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	22.87%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	20.49%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	10.84%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	10.44%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	8.01%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	5.94%	Record

  Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	22.69%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	17.96%	Record
Robinhood Financial LLC 85 Willow Road Menlo Park, CA 94025	N/A	N/A	8.56%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	8.40%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.98%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	5.28%	Record

  Direxion Daily Gold Miners Index Bear 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	TD Ameritrade Online Holdings Corporation	DE	27.51%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	13.50%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	7.50%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.85%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.25%	Record

  Direxion Dynamic Hedge ETF

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.00%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	24.50%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	24.10%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	9.70%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	5.84%	Record

  Direxion Daily Energy Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	24.56%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.97%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.02%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	7.09%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.73%	Record

Direxion Flight to Safety Strategy ETF

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	Credit Suisse (USA), Inc.	DE	30.97%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.00%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.12%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	10.27%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	10.09%	Record

  Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	22.06%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	17.78%	Record
Robinhood Financial LLC 85 Willow Road Menlo Park, CA 94025	N/A	N/A	15.43%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.48%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	8.55%	Record

  Direxion Daily S&P 500® High Beta Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	33.20%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	23.44%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	10.42%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.43%	Record

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	TD Ameritrade Online Holdings Corporation	DE	27.09%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.40%	Record
Robinhood Financial LLC 85 Willow Road Menlo Park, CA 94025	N/A	N/A	11.02%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	10.14%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.91%	Record
CIBC World Markets Corporation 161 Bay St Toronto, ON M5J 2S1 Canada	N/A	N/A	5.56%	Record

  Direxion Daily Junior Gold Miners Index Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	22.08%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	14.11%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.55%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.04%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.52%	Record
Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	N/A	N/A	5.14%	Record

  Direxion Daily S&P Biotech Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	19.35%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	15.52%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	15.50%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	8.90%	Record
ABN AMRO Clearing 175 W Jackson Blvd Suite 400 Chicago, IL 60605	N/A	N/A	6.66%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.40%	Record

  Direxion Daily Latin America Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	21.86%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	20.02%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	14.43%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	9.58%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	8.57%	Record

  Direxion Daily MSCI Mexico Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	32.62%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	12.61%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.53%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	12.02%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	10.82%	Record

  Direxion Moonshot Innovators ETF

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	18.74%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.74%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	11.65%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	8.23%	Record

  Direxion Fallen Knives ETF

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	The Bank of New York Mellon Corporation	DE	26.82%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	23.25%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	16.33%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	12.93%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	9.69%	Record

  Direxion Daily Gold Miners Index Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	22.04%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	13.95%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.67%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	10.00%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.69%	Record

  Direxion Daily Retail Bull 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	30.57%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.07%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.82%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	10.25%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.18%	Record

  Direxion Daily Semiconductor Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	20.50%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	16.78%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	15.96%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	6.90%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	6.30%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.30%	Record

  Direxion Daily S&P 500® Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.58%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	18.49%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.46%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.97%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.00%	Record

  Direxion Daily 20+ Year Treasury Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.35%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	16.05%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	13.74%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	12.04%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	7.44%	Record

  Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	26.77%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	19.27%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.68%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	8.73%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.54%	Record

  Direxion Daily Dow Jones Internet Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	23.68%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	20.83%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	16.95%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	11.35%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	9.71%	Record

  Direxion Work From Home ETF

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	19.79%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	16.73%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	12.66%	Record
Raymond James Financial 880 Carillom Parkway St. Peterberg, FL 33716	N/A	N/A	8.97%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	5.44%	Record

  Direxion World Without Waste ETF

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.00%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	24.50%	Record
Goldman Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	17.32%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	9.45%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	5.59%	Record

  Direxion Daily Cloud Computing Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	24.70%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	24.04%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	18.12%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	9.10%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	9.09%	Record

  Direxion Daily Cloud Computing Bear 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.00%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	JPMorgan Chase & Co.	DE	25.00%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	23.07%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	22.88%	Record

  Direxion Daily S&P 500® High Beta Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	22.35%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	20.27%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	17.17%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	8.86%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.34%	Record

  Direxion Daily MSCI Real Estate Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	21.32%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.19%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.31%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	8.92%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	6.94%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	6.04%	Record

  Direxion Daily Financial Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	23.92%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	17.51%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	10.87%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.81%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	5.20%	Record

  Direxion Daily Technology Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	21.05%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	19.31%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.75%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	10.64%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.23%	Record
Citibank N.A. 388 Greenwich Street New York, NY 10013	N/A	N/A	5.41%	Record

  Direxion Daily Small Cap Bear 3X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	15.03%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.08%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	17.03%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	24.02%	Record

  Direxion Daily US Infrastructure Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	20.14%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	20.00%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	20.00%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	17.44%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	7.85%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	5.96%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	5.76%	Record

  Direxion Daily Select Large Caps & FANGs Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	16.97%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	16.67%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	16.41%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	11.42%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	9.05%	Record
Goldman Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	5.19%	Record

  Direxion Hydrogen ETF

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	18.22%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	14.16%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	13.42%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	11.28%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	7.35%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	6.41%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	6.26%	Record

  Direxion Daily Global Clean Energy Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	19.33%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	14.40%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	10.59%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	10.34%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	7.78%	Record
Citibank N.A. 388 Greenwich Street New York, NY 10013	N/A	N/A	7.15%	Record
Goldman Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	6.91%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	6.60%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	5.95%	Record

  Direxion Low Priced Stock ETF

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	22.99%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	22.73%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	22.23%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	21.81%	Record

  Direxion Daily Travel & Vacation Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	25.29%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	15.28%	Record
Citibank N.A. 388 Greenwich Street New York, NY 10013	N/A	N/A	7.65%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	6.11%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.71%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	5.56%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	5.39%	Record

  Direxion Daily 5G Communications Bull 2X Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	JPMorgan Chase & Co.	DE	25.57%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.00%	Record
BOFA Securities, Inc. Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	23.81%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	7.42%	Record

Shareholder information as of November 15, 2021 is not available for the Direxion Nanotechnology ETF as it began operations on November 23, 2021.

Exhibit B

Officers of the Funds

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director, Rafferty Asset Management, LLC, January 1999-January 2019.	N/A	N/A
Patrick J. Rudnick Age: 48	Principal Executive Officer	One Year; Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011	Chief Operating Officer, Rafferty Asset Management, LLC, since May 2021; General Counsel, Rafferty Asset Management, LLC, since October 2010, Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012.	N/A	N/A
Corey Noltner Age: 32	Principal Financial Officer	One Year; Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, since 2015.	N/A	N/A
(1)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this Proxy Statement, offers for sale to the public 79 of the 106 funds registered with the SEC, the Direxion Funds which, as of the date of this Proxy Statement, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this Proxy Statement, does not have any funds registered with the SEC

Exhibit C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	Membership and Qualifications

The Nominating and Governance Committee (“Committee”) of the Boards of Trustees (“Boards”) of the Direxion Fund, Direxion Insurance Trust and Direxion Shares ETF Trust (each a “Trust” and collectively the “Trusts”), each consisting of multiple series (each a “Fund” and collectively the “Funds”) shall be composed entirely of Board members who are not “interested persons” of each Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder.

II.	Purposes of the Nominating and Governance Committee

The purposes of the Nominating and Governance Committee shall be to: (1) identify and nominate candidates to serve as members of the Boards and (2) perform certain oversight and other governance functions on behalf of the Boards.

III.	Duties and Powers

To carry out its purposes, the Nominating and Governance Committee shall have the following duties and powers:

(1)	Identify and recommend for nomination Independent Trustee candidates to serve as Board members, whether proposed to be appointed by the Board or to be elected by shareholders;

(2)

Evaluate and make recommendations to the Boards regarding potential Board candidates who are “interested persons” of the Trusts (“Interested Persons”) as that term is defined by the 1940 Act, whether proposed to be appointed by the Board or to be elected by shareholders;

(3)

Consider recommendations for candidates from any source the Committee deems appropriate, including shareholders. The names of potential candidates may be accepted from Board members, Fund shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate;

(4)

Evaluate candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser and other principal service providers and other affiliates. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Boards;

(5)

Periodically review the composition of each Board and the workload and backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing Trustees, and propose to the Board and the Independent Trustees changes to the number of members on the Board and the addition or removal of Trustees;

(6)

Coordinate with counsel to the Independent Trustees to establish and carry out a process for an annual evaluation by the Boards of the performance of the Boards and their various committees, including the effectiveness of each Board’s oversight of management activities and the major operations of the Funds and their affiliates; report annually to the Boards the findings and recommendations from these evaluations; and develop any goals for the coming year with respect to the Boards’ ongoing functioning;

(7)	Consider and make recommendations relating to the compensation of the Independent Trustees and the Chief Compliance Officer;

(8)	Monitor regulatory and other developments to determine whether to recommend modifications to the duties assigned to various committees, the creation of additional committees or changes to other Trustee policies and procedures in light of rule changes and reports concerning industry practices in corporate governance and recommend changes to the Boards as appropriate;

(9)	Review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders;

(10)	Help coordinate training and orientation of new Trustees and ongoing training of existing Trustees; and

(11)	Perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

IV.	Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of each Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive appropriate due diligence information of such person, which includes information regarding the person’s relevant business, professional or other relevant experience and other board positions or prior experience and other information that the Committee members shall deem appropriate.

A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

A.	Submissions by Shareholders of Potential Nominees

The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the chair of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

(1)

Demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;

(2)

Be prepared to submit written answers annually to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Board Member under the 1940 Act or otherwise have material relationships with key service providers to the Funds;

(3)	Submit character references and agree to appropriate background checks;

(4)	Demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

(5)	Be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members; and

(6)	If nominated and elected, be able to prepare for and attend in person Board and committee meetings at various locations in the United States.

B.	Interested Trustees

The Committee shall evaluate those Interested Persons who are proposed by management of the Trusts to serve as Board members and then make appropriate recommendations to the Boards regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

V.	Operations of the Committee

(1)

The Committee shall meet on an as-needed basis. Meetings may be in-person or by other means (e.g., telephone), and may be called by the chair or a majority of the Committee members with reasonable notice thereof, which notice may be waived.

(2)	The Committee may act by written consent, to the extent permitted by law and the Trust’s bylaws.

(3)

The Committee shall have the authority to meet privately, to admit non-members individually by invitation and to retain special counsel and other experts or consultants at the reasonable expense of the appropriate Fund(s).

(4)

The Committee may select one of its members to be chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(5)	The Committee shall review this Charter as needed and recommend any changes to the Boards.

Dated: November 24, 2020

SCAN TO VIEW MATERIALS & VOTE w DIREXION SHARES ETF TRUST THREE EASY WAYS TO VOTE YOUR PROXY 241 N. BROADWAY SUITE 202 To vote by Internet MILWAUKEE, WI 53202 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D63677-S36956 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends that you vote FOR the For All Withhold All Except For All To withhold authority to vote for any individual following proposal: nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. 1. Election of Trustees Nominees for Election: ! ! ! 01) David L. Driscoll 05) Carlyle Peake 02) Jacob C. Gaffey 06) Mary Jo Collins 03) Henry W. Mulholland 07) Angela Brickl 04) Kathleen M. Berkery 08) Daniel D. O’Neill Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and proxy statement for this Meeting is available at www.proxyvote.com. D63678-S36956 DIREXION SHARES ETF TRUST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of Direxion Shares ETF Trust hereby appoints Angela M. Brickl and Patrick Rudnick, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on December 3, 2021 at a Special Meeting of Shareholders to be held at the office of Rafferty Asset Management, LLC (“Rafferty”), 241 N. Broadway, Suite 202, Milwaukee, WI 53202 on March 11, 2022, at 10:00 a.m. Central Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. If no direction is given on the proposal, this proxy card will be voted “FOR” the Proposal. The proxy will be voted in accordance with the holder’s best judgment as to any other matters. PLEASE SIGN AND DATE ON THE REVERSE SIDE